Exhibit 99.1
Exhibit99.11Q11April13,2011

1Q11 Financial highlights

- 1Q11 net income of $5.6B; EPS of $1.28; revenue of $25.8B[1]
- 1Q11 results include the following significant items:

$ in millions, excluding EPS	Pretax	Net Income	EPS
Card Services - benefit from reduced credit card loan loss reserves	$2,000	$1,240	$0.29
Retail Financial Services - loss from MSR asset adjustment for increased costs	(1,100)	(682)	(0.16)
Retail Financial Services - expense for estimated costs of foreclosure-related matters	(650)	(403)	(0.10)

- Fortress balance sheet strengthened
  - Basel I Tier 1 Common[2] of $120B, or 10.0%
  - Estimated Basel III Tier 1 Common of 7.3%
  - Credit reserves at $30.4B; loan loss coverage ratio at 4.10% of total loans[3]
- Solid performance across most businesses

[1] See note 1 on slide 19
[2] See note 6 on slide 19
[3] See note 2 on slide 19

FINANCIAL RESULTS

1

JPMorgan Chase & Co.

1Q11 Financial results[1]

$ in millions, excluding EPS			
		$ O/(U)	
	1Q11	4Q10	1Q10
Revenue (FTE)[1]	$25,791	($931)	($2,381)
Credit Costs[1]	1,169	(1,874)	(5,841)
Expense	15,995	(48)	(129)
Reported Net Income	$5,555	$724	$2,229
Net Income Applicable to Common Stock	$5,136	$724	$2,162
Reported EPS	$1.28	$0.16	$0.54
ROE[2]	13%	11%	8%
ROTCE[2,3]	18%	16%	12%

[1] See note 1 on slide 19
[2] Actual numbers for all periods, not over/under
[3] See note 7 on slide 19

FINANCIAL RESULTS
2
JPMORGAN CHASE & CO.

Investment Bank[1]

$ in millions		$ O/(U)	
	1Q11	4Q10	1Q10
Revenue	$8,233	$2,020	($86)
Investment Banking Fees	1,779	(54)	333
Fixed Income Markets	5,238	2,363	(226)
Equity Markets	1,406	278	(56)
Credit Portfolio	(190)	(567)	(137)
Credit Costs	(429)	(158)	33
Expense	5,016	815	178
Net Income	$2,370	$869	($101)
Key Statistics ($B)[2]			
Overhead Ratio	61%	68%	58%
Comp/Revenue	40%	30%	35%
EOP Loans	$57.8	$56.9	$56.6
Allowance for Loan Losses	$1.3	$1.9	$2.6
NPLs	$2.6	$3.6	$2.7
Net Charge-off Rate[3]	0.93%	(0.17)%	4.83%
ALL / Loans[3]	2.52%	3.51%	4.91%
ROE[4]	24%	15%	25%
VAR ($mm)[5]	$83	$78	$82
EOP Equity	$40.0	$40.0	$40.0

[1] See note 1 on slide 19
[2] Actual numbers for all periods, not over/under
[3] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
[4] Calculated based on average equity of $40B
[5] Average Trading and Credit Portfolio VAR at 95% confidence interval

- Net income of $2.4B on revenue of $8.2B
  - ROE of 24%
- IB fees of $1.8B up 23% YoY
  - Ranked #1 YTD in Global Investment Banking Fees
- Fixed Income and Equity Markets revenue of $6.6B reflecting strong client revenues, down slightly from record 1Q10 results
- Credit Portfolio loss of $190mm, primarily reflecting the negative net impact of credit valuation adjustments, largely offset by NII and fees on retained loans
- Credit cost benefit of $429mm reflecting a reduction in the allowance primarily related to loan sales and net repayments
- Expense of $5.0B up 4% YoY due to higher compensation expense partially offset by lower non-compensation expense

FINANCIAL RESULTS
3
JPMORGAN CHASE & CO.

Retail Financial Services[1]

$ in millions	1Q11	$ O/(U) 4Q10	$ O/(U) 1Q10
Retail Financial Services			
Net Interest Income	$4,630	($199)	($394)
Noninterest Revenue	1,645	(2,051)	(1,107)
Revenue	$6,275	($2,250)	($1,501)
Expense	5,262	438	1,020
Pre-Provision Pretax	$1,013	($2,688)	($2,521)
Credit Costs	1,326	(1,130)	(2,407)
Net Income	($208)	($916)	($77)
EOP Equity ($B)[2]	$28	$28	$28
ROE[2,3]	(3)%	10%	(2)%
Memo:			
RFS Net Income Excl. Real Estate Portfolios	*($46)*	*($1,577)*	*($1,201)*
ROE Excl. Real Estate Portfolios[2,4]	*(1)%*	*33%*	*26%*
Retail Banking — Key Drivers[2] ($ in billions)			
Average Deposits	$348.1	$338.7	$333.9
Deposit Margin	2.92%	3.00%	3.02%
Checking Accounts (mm)	26.6	27.3	25.8
# of Branches	5,292	5,268	5,155
Business Banking Originations	1.4	1.4	0.9
Mortgage Banking, Auto & Other Consumer Lending — Key Drivers[2] ($ in billions)			
Mortgage Loan Originations	$36.2	$50.8	$31.7
3rd Party Mtg Loans Svc'd (EOP)	$955	$968	$1,075
Auto Originations	$4.8	$4.8	$6.3
Average Loans	$76.1	$76.8	$77.8

[1] See note 1 on slide 19
[2] Actual numbers for all periods, not over/under
[3] Calculated based on average equity of $28B
[4] Calculated based on average equity; average equity for 1Q11, 4Q10 and 1Q10 was $17.5B, $18.3B and $18.3B, respectively

Key drivers

Retail Banking

- Average deposits of $348.1B up 4% YoY and 3% QoQ
- Branch production statistics:
  - Checking accounts up 3% YoY and down 2% QoQ
  - Mortgage originations up 54% YoY and down 13% QoQ
- Business Banking originations up 57% YoY and flat QoQ

Mortgage Banking, Auto & Other Consumer Lending

- Total originations of $41.1B:
  - Mortgage loan originations up 14% YoY and down 29% QoQ
  - Auto originations down 24% YoY and flat QoQ

FINANCIAL RESULTS
4
JPMORGAN CHASE & CO.

Retail Financial Services

Retail Banking and Mortgage Banking, Auto & Other Consumer Lending

$ in millions		$ O/(U)	
	1Q11	4Q10	1Q10
Retail Banking			
Net Interest Income	$2,659	($34)	$24
Noninterest Income	1,756	41	54
Revenue	$4,415	$7	$78
Expense	2,802	134	225
Pre-Provision Pretax	$1,613	($127)	($147)
Credit Costs	119	46	(72)
Net Income	$891	($63)	($7)
Mortgage Banking, Auto & Other Consumer Lending			
Revenue (excl. MSR Risk Management)	$1,933	($569)	$174
MSR Risk Management	(1,237)	(1,523)	(1,389)
Revenue	696	(2,092)	(1,215)
Memo: Repurchase Losses (Contra-Revenue)	($420)	($71)	$12
Expense	2,105	362	859
Pre-Provision Pretax	($1,409)	($2,454)	($2,074)
Credit Costs	131	85	(86)
Net Income	($937)	($1,514)	($1,194)

- Retail Banking net income of $891mm flat YoY:
  - Total revenue of $4.4B up 2% YoY net of the impact of lower deposit-related fees
  - Expense up 9% YoY resulting from investments in sales force increases and new branch builds
  - Credit costs of $119mm down 38% YoY
- Mortgage Banking, Auto & Other Consumer Lending net loss of $937mm compared with net income of $257mm in the prior year:
  - Total revenue, excluding MSR risk management results, of $1.9B up 10% YoY driven by higher origination volumes and wider margins
    - Repurchase losses of $420mm, down 3% YoY
    - MSR risk management losses of $1.2B, including a $1.1B fair value adjustment for increased servicing costs
  - Expense up 21% QoQ including $650mm for estimated costs of foreclosure-related matters
  - Credit costs of $131mm down 40% YoY

FINANCIAL RESULTS

5

JPMORGAN CHASE & CO.

Retail Financial Services

Real Estate Portfolios

$ in millions		$ O/(U)	
	1Q11	4Q10	1Q10
Real Estate Portfolios			
Revenue	$1,164	($165)	($364)
Expense	355	(58)	(64)
Pre-Provision Pretax	$809	($107)	($300)
Net Charge-Offs	1,076	(713)	(999)
Change in Allowance	-	(548)	(1,250)
Credit Costs	1,076	(1,261)	(2,249)
Net Income	($162)	$661	$1,124
Memo: ALL/ EOP Loans [1,2]	*6.68%*	*6.47%*	*6.76%*
Key Drivers [1] **($ in billions)**			
Total Average Loans	$219.7	$227.2	$251.2
Average Home Equity Loans Owned[3]	111.1	114.9	125.7
Average Mortgage Loans Owned[3]	107.8	111.4	124.4

[1] Actual numbers for all periods, not over/under

[2] Excludes the impact of purchased credit-impaired loans acquired as part of the WaMu transaction. An allowance for loan losses of $4.9B, $4.9B and $2.8B was recorded for these loans as of 1Q11, 4Q10 and 1Q10, respectively

[3] Includes purchased credit-impaired loans acquired as part of the WaMu transaction

- Net loss of $162mm compared with a net loss of $1.3B in the prior year
  - Total revenue of $1.2B down 24% YoY driven by a decline in net interest income as a result of portfolio runoff and narrower loan spreads
  - Expense down 15% YoY reflecting a decrease in foreclosed asset expense
  - Credit costs of $1.1B down 68% YoY driven by lower net charge-offs and the absence of additions to the allowance for loan losses in the current quarter

FINANCIAL RESULTS

6

JPMorgan Chase & Co.

Home Lending update

Key statistics[1]

	1Q11	4Q10 Adjusted	4Q10 Reported	1Q10
EOP owned portfolio ($B)				
Home Equity	$85.3		$88.4	$97.7
Prime Mortgage, including option ARMs[2]	62.6		64.0	69.1
Subprime Mortgage	10.8		11.3	13.2
Net charge-offs ($mm)				
Home Equity	$720	$725	$792	$1,126
Prime Mortgage, including option ARMs[3]	165	252	570	482
Subprime Mortgage	186	182	429	457
Total	$1,071	$1,159	$1,791	$2,065
Net charge-off rate[4]				
Home Equity	3.36%	3.19%	3.48%	4.59%
Prime Mortgage, including option ARMs	1.06%	1.55%	3.51%	2.84%
Subprime Mortgage	6.80%	6.12%	14.42%	13.43%
Nonaccrual loans ($mm)				
Home Equity	$1,263		$1,263	$1,427
Prime Mortgage, including option ARMs[3]	4,093		4,255	4,875
Subprime Mortgage	2,106		2,210	3,331

[1] Excludes 1Q11 EOP home equity, prime mortgage, subprime mortgage and option ARMs purchased credit-impaired loans of $24.0B, $16.7B, $5.3B and $24.8B respectively, acquired as part of the WaMu transaction
[2] Ending balances include all noncredit-impaired prime mortgage balances held by Retail Financial Services, including $13.0B, $12.9B and $12.2B for 1Q11, 4Q10 and 1Q10, respectively, of loans insured by U.S. government agencies. These loans are included in Mortgage Banking, Auto & Other Consumer Lending
[3] Net charge-offs and nonaccrual loans exclude loans insured by U.S. government agencies
[4] Loan balances used in the calculation of the adjusted net charge-off rates reflect the impact of the $632mm adjustment of the estimated net realizable value of the collateral underlying delinquent residential home loans

Overall commentary

- Delinquencies modestly improved in 1Q11
- Home equity and subprime mortgage net charge-offs are relatively flat, while prime mortgage net charge-offs improved compared to 4Q10 adjusted
- No changes in the allowance for loan losses during the quarter
- No change in loss outlook

FINANCIAL RESULTS

7

JPMorgan Chase & Co.

Card Services

$ in millions		$ O/(U)	
	1Q11	4Q10	1Q10
Revenue	$3,982	($264)	($465)
Credit Costs	226	(445)	(3,286)
Expense	1,555	41	153
Net Income	$1,343	$44	$1,646
Key Statistics Incl. WaMu and Commercial Card ($B)[1]			
ROO (pretax)	6.73%	6.03%	(1.22)%
ROE[2]	42%	34%	(8)%
EOP Equity	$13.0	$15.0	$15.0
Key Statistics Excl. WaMu and Commercial Card ($B)[1]			
Avg Outstandings	$118.1	$121.5	$137.2
EOP Outstandings	$115.0	$123.9	$132.1
Sales Volume	$75.2	$83.2	$66.9
New Accts Opened (mm)	2.6	3.4	2.5
Net Interest Income Rate	9.25%	9.16%	8.86%
Net Charge-Off Rate[3]	6.20%	7.08%	10.54%
30+ Day Delinquency Rate[3]	3.25%	3.66%	4.99%

[1] Actual numbers for all periods, not over/under. Statistics include loans held for sale
[2] Calculated based on average equity; 1Q11, 4Q10 and 1Q10 average equity was $13B, $15B and $15B, respectively
[3] See note 3 on slide 19

- Net income of $1.3B compared with a net loss of $303mm in the prior year
- Credit costs of $226mm reflect lower net charge-offs and a reduction of $2.0B to the allowance for loan losses, due to lower estimated losses
  - Net charge-off rate (excluding the WaMu and Commercial Card portfolio) of 6.20% down from 7.08% in 4Q10 and 10.54% in 1Q10
- End-of-period outstandings (excluding the WaMu and Commercial Card portfolio) of $115.0B down 13% YoY and 7% QoQ
- Sales volume (excluding the WaMu and Commercial Card portfolio) of $75.2B up 12% YoY and down 10% QoQ
- Revenue of $4.0B down 10% YoY and 6% QoQ
  - Revenue (excluding the WaMu and Commercial Card portfolio) down 9% YoY and 7% QoQ
- Net interest income rate (excluding the WaMu and Commercial Card portfolio) of 9.25% up from 9.16% in 4Q10 and 8.86% in 1Q10

FINANCIAL RESULTS

8

JPMORGAN CHASE & CO.

Commercial Banking[1]

$ in millions		$ O/(U)	
	1Q11	4Q10	1Q10
Revenue	$1,516	($95)	$100
Middle Market Banking	755	(26)	9
Corporate Client Banking	290	(12)	27
Commercial Term Lending	286	(15)	57
Real Estate Banking	88	(29)	(12)
Other	97	(13)	19
Credit Costs	47	(105)	(167)
Expense	563	5	24
Net Income	$546	$16	$156
Key Statistics ($B)[2]			
Average Loans & Leases	$99.6	$98.4	$96.6
EOP Loans & Leases	$100.2	$98.9	$95.7
Average Liability Balances[3]	$156.2	$147.5	$133.1
Allowance for Loan Losses	$2.6	$2.6	$3.0
NPLs	$2.0	$2.0	$3.0
Net Charge-Off Rate[4]	0.13%	1.16%	0.96%
ALL / Loans[4]	2.59%	2.61%	3.15%
ROE[5]	28%	26%	20%
Overhead Ratio	37%	35%	38%
EOP Equity	$8.0	$8.0	$8.0

[1] See note 1 on slide 19
[2] Actual numbers for all periods, not over/under
[3] Includes deposits and deposits swept to on-balance sheet liabilities
[4] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
[5] Calculated based on average equity of $8B

- Net income of $546mm up 40% YoY
- Average loan balances up 3% YoY and 1% QoQ
- Average liability balances of $156B up 17% YoY
- Revenue of $1.5B up 7% YoY
- Credit costs of $47mm
  - Net charge-offs of $31mm down 86% YoY and 89% QoQ
- Expense up 4% YoY; overhead ratio of 37%

FINANCIAL RESULTS

9

JPMORGAN CHASE & CO.

Treasury & Securities Services[1]

$ in millions		$ O/(U)	
	1Q11	4Q10	1Q10
Revenue	$1,840	($73)	$84
Worldwide Securities Services	949	(11)	75
Treasury Services	891	(62)	9
Expense	1,377	(93)	52
Credit Allocation Income/(Expense)[2]	27	57	57
Net Income	$316	$59	$37
Key Statistics[3]			
Average Liability Balances ($B)[4]	$265.7	$256.7	$247.9
Assets under Custody ($T)	$16.6	$16.1	$15.3
Pretax Margin	26%	21%	25%
ROE[5]	18%	16%	17%
TSS Firmwide Revenue	$2,445	$2,637	$2,450
TS Firmwide Revenue	$1,496	$1,677	$1,576
TSS Firmwide Average Liab Bal ($B)[4]	$421.9	$404.2	$381.0
EOP Equity ($B)	$7.0	$6.5	$6.5

[1] See notes 1 and 4 on slide 19
[2] IB manages credit exposures related to the Global Corporate Bank ("GCB") on behalf of IB and TSS. Effective January 1, 2011, IB and TSS will share the economics related to the Firm's GCB clients. Included within this allocation are net revenues, provision for credit losses as well as expenses. Prior-year periods reflected a reimbursement to the IB for a portion of the total costs of managing the credit portfolio
[3] Actual numbers for all periods, not over/under
[4] Includes deposits and deposits swept to on-balance sheet liabilities
[5] Calculated based on average equity; 1Q11, 4Q10, and 1Q10 average equity was $7.0B, $6.5B, and $6.5B respectively

- Net income of $316mm up 13% YoY and 23% QoQ
  - Pretax margin of 26%
- Liability balances up 7% YoY
- Record assets under custody of $16.6T up 9% YoY
- Revenue of $1.8B up 5% YoY
  - WSS revenue of $949mm up 9% YoY
  - TS revenue of $891mm up 1% YoY
- Expense up 4% YoY driven by continued investment in new product platforms, primarily related to international expansion, partially offset by the transfer of the Commercial Card business to Card Services
- Credit allocation benefit of $27mm related to shared credit portfolio

FINANCIAL RESULTS

10

JPMORGAN CHASE & CO.

Asset Management

$ in millions			
		$ O/(U)	
	1Q11	4Q10	1Q10
Revenue	$2,406	($207)	$275
Private Banking[1]	1,317	(59)	167
Institutional	549	(126)	5
Retail	540	(22)	103
Credit Costs	5	(18)	(30)
Expense	1,660	(117)	218
Net Income	$466	($41)	$74
Key Statistics ($B)[2]			
Assets under Management	$1,330	$1,298	$1,219
Assets under Supervision	$1,908	$1,840	$1,707
Average Loans	$44.9	$42.3	$36.6
EOP Loans	$46.5	$44.1	$37.1
Average Deposits	$95.3	$89.3	$80.7
Pretax Margin	31%	31%	31%
ROE[3]	29%	31%	24%
EOP Equity	$6.5	$6.5	$6.5

[1] Private Banking is a combination of the previously disclosed clients segments: Private Bank, Private Wealth Management and JPMorgan Securities
[2] Actual numbers for all periods, not over/under
[3] Calculated based on average equity of $6.5B

- Net income of $466mm up 19% YoY
  - Pretax margin of 31%
- Revenue of $2.4B up 13% YoY due to the effect of higher market levels, net inflows to products with higher margins and higher loan originations, partially offset by lower performance fees
- Assets under management of $1.3T up 9% YoY; Assets under supervision of $1.9T up 12% YoY
  - Record AUM inflows to long-term products of $27B for the quarter partially offset by outflows in liquidity products of $9B
- Good global investment performance
  - 77% of mutual fund AUM ranked in the first or second quartiles over past five years; 70% over 3-years and 57% over 1-year
- Expense up 15% YoY largely resulting from an increase in headcount

FINANCIAL RESULTS

11

JPMORGAN CHASE & CO.

Corporate/Private Equity

Net Income ($ in millions)		$ O/(U)	
	1Q11	4Q10	1Q10
Private Equity	$383	$205	$328
Corporate	339	488	166
Net Income	$722	$693	$494

Private Equity

- Private Equity portfolio of $10.1B (7.7% of stockholders' equity less goodwill)

Corporate

- Corporate, excluding Private Equity, quarterly ne income should be $300mm+/-

FINANCIAL RESULTS

12

JPMORGAN CHASE & CO.

Fortress balance sheet

$ in billions	1Q11	4Q10	1Q10
Basel I Tier 1 Common Capital[1,2]	$120	$115	$104
Basel III Tier 1 Common Capital[1,2,3] (Estimate)	$116	$112	$96
Basel I Risk-Weighted Assets[1]	$1,194	$1,175	$1,147
Total Assets	$2,198	$2,118	$2,136
Basel I Tier 1 Common Ratio[1,2]	10.0%	9.8%	9.1%
Basel III Tier 1 Common Ratio[1,2,3] (Estimate)	7.3%	7.0%	6.2%

- Firmwide total credit reserves of $30.4B; loan loss coverage ratio of 4.10%[4]
- Global liquidity reserve $316B[1,5]
- Increased annual dividend to $1.00 per share up from $0.20 per share
- Authorized a new $15B multi-year share repurchase program
  - Up to $8B may be repurchased in 2011

[1] Estimated for 1Q11
[2] See note 6 on slide 19
[3] Represents the Firm's best estimate, based on its current understanding of proposed rules
[4] See note 2 on slide 19
[5] The Global Liquidity Reserve represents cash on deposit at central banks, and the cash proceeds expected to be received in connection with secured financing of highly liquid, unencumbered securities (such as sovereigns, FDIC and government guaranteed, agency and agency MBS). In addition, the Global Liquidity Reserve includes the Firm's borrowing capacity at the Federal Reserve Bank discount window and various other central banks and from various Federal Home Loan Banks, which capacity is maintained by the Firm having pledged collateral to all such banks. These amounts represent preliminary estimates which may be revised in the Firm's 10-Q for the period ending March 31, 2011
Note: Firmwide Level 3 assets are estimated to be 5% of total Firm assets at March 31, 2011

FINANCIAL RESULTS
13
JPMORGAN CHASE & CO.

Outlook

Retail Financial Services

- Home Lending loss guidance:
  - Expect total quarterly net charge-offs of $1.2B +/-
- Repurchases losses of $1.2B+/- annualized run-rate for remainder of 2011

Card Services

- Chase excluding WaMu and Commercial Card credit losses expected to continue to improve
  - Chase losses expected to be approximately 5.5%+/- in 2Q11
  - We could achieve through-the-cycle loss rate for Chase of 4.5%+/- in mid-2012
- Outstandings should stabilize in 2H11
  - End-of-period outstandings of $120B for Chase and $10B for WaMu by year-end 2011

Corporate / Private Equity

- Private Equity
  - Results will be volatile
- Corporate
  - Corporate, excluding Private Equity, quarterly net income should be $300mm+/-

FINANCIAL RESULTS

14

JPMORGAN CHASE & CO.

FINANCIALRESULTSAgendaAppendix1515Page

Consumer credit — delinquency trends

(Excl. purchased credit-impaired loans and WaMu and Commercial Card portfolios)

Home Equity delinquency trend ($ in millions)



30 – 150 day delinquencies
$4,000
$3,000
$2,000
$1,000
$0
Mar-08
Oct-08
May-09
Dec-09
Jul-10
Mar-11

Prime Mortgage delinquency trend ($ in millions)



30 – 150 day delinquencies
150+ day delinquencies
$6,000
$4,500
$3,000
$1,500
$0
Mar-08
Oct-08
May-09
Dec-09
Jul-10
Mar-11

Subprime Mortgage delinquency trend ($ in millions)



30 – 150 day delinquencies
150+ day delinquencies
$4,000
$3,000
$2,000
$1,000
$0
Mar-08
Oct-08
May-09
Dec-09
Jul-10
Mar-11

Card Services delinquency trend[1,2] ($ in millions)



30+ day delinquencies
30-89 day delinquencies
$8,200
$6,550
$4,900
$3,250
$1,600
Mar-08
Oct-08
May-09
Dec-09
Jul-10
Mar-11

Note: Delinquencies prior to September 2008 are heritage Chase
Prime Mortgage excludes loans held-for-sale, Asset Management and U.S. Government-Insured loans

[1] See note 3 on slide 19

[2] "Payment holiday" in 2Q09 impacted 30+ day and 30-89 day delinquency trends in 3Q09

APPENDIX

16

JPMorgan Chase & Co.

Firmwide coverage ratios remain strong



$ in millions
Loan Loss Reserve/Total Loans¹
Loan Loss Reserve
Nonperforming Loans
Loan Loss Reserve/NPLs¹
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
500%
400%
300%
200%
100%
0%
27,381
11,401
29,072
14,785
30,633
17,767
31,602
17,564
38,186
17,050
35,836
16,179
34,161
15,503
32,266
14,841
29,750
13,441
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

Peer comparison

	1Q11	4Q10	
	JPM[1]	JPM[1]	Peer Avg.[2]
Consumer			
LLR/Total Loans	5.49%	5.78%	5.51%
LLR/NPLs	240%	255%	194%
Wholesale			
LLR/Total Loans	1.84%	2.14%	2.33%
LLR/NPLs	92%	86%	59%
Firmwide			
LLR/Total Loans	4.10%	4.46%	4.47%
LLR/NPLs	189%	190%	137%

¹ See note 2 on slide 19
² Peer average reflects equivalent metrics for key competitors. Peers are defined as C, BAC and WFC

- $29.8B of loan loss reserves in 1Q11, down ~$8.4B from $38.2B one year ago reflecting continued improvement in the credit environment; loan loss coverage ratio of 4.10%[1]
  - $7.5B (pretax) addition in allowance for loan losses related to the consolidation of credit card receivables in 1Q10

APPENDIX
17

JPMorgan Chase & Co.

IB league tables

League table results

	1Q 2011		2010	
	Rank	Share	Rank	Share
Based on fees:				
Global IB fees[1]	#1	8.6%	#1	7.6%
Based on volumes:				
Global Debt, Equity & Equity-related	#3	6.6%	#1	7.2%
US Debt, Equity & Equity-related	#1	11.8%	#1	11.1%
Global Equity & Equity-related[2]	#7	5.7%	#3	7.3%
US Equity & Equity-related	#4	9.5%	#2	12.6%
Global Long-term Debt[3]	#3	6.7%	#2	7.2%
US Long-term Debt[3]	#1	11.8%	#2	10.9%
Global M&A Announced[4]	#1	26.8%	#3	16.3%
US M&A Announced[4,5]	#1	44.5%	#3	23.0%
Global Loan Syndications	#1	12.3%	#1	8.5%
US Loan Syndications	#1	24.5%	#2	19.3%

Source: Dealogic

[1] Global IB fees exclude money-market, short-term debt and shelf deals

[2] Equity & Equity-related include rights offerings and Chinese A-Shares

[3] Long-term Debt tables include investment-grade, high-yield, ABS, MBS, covered bonds, supranational, sovereign and agency issuance; exclude money market, short-term debt and U.S. municipal securities

[4] Global announced M&A is based upon value at announcement, with full credit to each advisor/equal if joint; all other rankings are based upon proceeds. Because of joint assignments, M&A market share of all participants will add up to more than 100%. Rankings reflect the removal of any withdrawn transactions

[5] US M&A represents any US involvement ranking

- For YTD March 31, 2011, JPM ranked:
  - #1 in Global IB fees
  - #1 in Global M&A Announced
  - #1 in Global Loan Syndications
  - #3 in Global Debt, Equity & Equity-related
  - #3 in Global Long-term Debt
  - #7 in Global Equity & Equity-related

APPENDIX

18

JPMorgan Chase & Co.

Notes on non-GAAP financial measures

1. *In addition to analyzing the Firm's results on a reported basis, management reviews the Firm's results and the results of the lines of business on a "managed" basis, which is a non-GAAP financial measure. The Firm's definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a FTE basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.*

2. *The ratio of the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired ("PCI") loans; and the allowance for loan losses related to PCI loans. Additionally, Real Estate Portfolios net charge-offs exclude the impact of PCI loans. The allowance for loan losses related to the purchased credit-impaired portfolio totaled $4.9 billion, $4.9 billion and $2.8 billion at March 31, 2011, December 31, 2010, and March 31, 2010, respectively.*

3. *In Card Services, supplemental information is provided for Chase, excluding Washington Mutual and Commercial Card portfolios, to provide more meaningful measures that enable comparability with prior periods.*

4. *Treasury & Securities Services firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management's view, in order to understand the aggregate TSS business.*

5. *Pretax margin represents income before income tax expense divided by total net revenue, which is, in management's view, a comprehensive measure of pretax performance derived by measuring earnings after all costs are taken into consideration. It is, therefore, another basis that management uses to evaluate the performance of TSS and AM against the performance of their respective competitors.*

6. *Basel I Tier 1 common ratio and Basel III Tier 1 common ratio is Tier 1 common divided by risk-weighted assets. Tier 1 common is defined as Tier 1 capital less elements of capital not in the form of common equity – such as perpetual preferred stock, noncontrolling interests in subsidiaries and trust preferred capital debt securities. Tier 1 common, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm's capital with the capital of other financial services companies. The Firm uses Tier 1 common along with the other capital measures to assess and monitor its capital position.*

7. *Tangible common equity ("TCE") represents common stockholders' equity (i.e., total stockholders' equity less preferred stock) less identifiable intangible assets (other than MSRs) and goodwill, net of related deferred tax liabilities. Return on tangible common equity ("ROTCE"), a non-GAAP financial ratio, measures the Firm's earnings as a percentage of TCE and is, in management's view, a meaningful measure to assess the Firm's use of equity.*

8. *Headcount-related expense includes salary and benefits (excluding performance-based incentives), and other noncompensation costs related to employees.*

APPENDIX
19
JPMORGAN CHASE & CO.

Forward-looking statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase & Co.'s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.'s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.'s Annual Report on Form 10-K for the year ended December 31, 2010, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase & Co.'s website (www.jpmorganchase.com) and on the Securities and Exchange Commission's website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

APPENDIX
20
JPMORGAN CHASE & CO.